UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 7, 2008
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

20511 Lake Forest Drive
Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 7, 2008, the Compensation Committee of the Board of Directors of Western Digital Corporation (the “Company”) established the performance goals for cash bonus awards to be made under the Western Digital Corporation Incentive Compensation Plan (the “ICP”) for the six-month period beginning June 28, 2008 and ending December 26, 2008. Under the ICP, the Company’s executive officers and certain other employees are eligible to receive cash bonus awards that are determined based on the Company’s achievement of the established performance goals as well as other discretionary factors, including non-financial and strategic operating objectives, business and industry conditions and individual and business group performance. For the six-month period beginning June 28, 2008 and ending December 26, 2008, the Compensation Committee selected earnings per share as the financial performance goal and established specific earnings per share goals to correspond to specific achievement percentages ranging between 0% and 200%.
For executive officers, the Compensation Committee has previously approved an ICP target bonus under the ICP for each executive officer that is expressed as a percentage of the executive’s semi-annual base salary and that currently ranges from 75% to 125% for the executive officers. At the end of the six-month performance period, the ICP will fund in an amount ranging from 0% to 200% based on an interpolation between the Company’s performance as measured against the pre-established earnings per share goals and a consideration of the Company’s overall achievement of key non-financial and strategic operating objectives as well as changes in the business and industry that occur during the performance period. Each executive will be eligible to receive a bonus in an amount equal to his target bonus multiplied by the funding percentage approved by the Compensation Committee, subject to further adjustment by the Compensation Committee depending upon the executive’s individual and business group’s performance.
In addition, on August 7, 2008, the Compensation Committee approved an increase in the annual base salary for Timothy M. Leyden, the Company’s Executive Vice President and Chief Financial Officer, from $450,000 to $550,000, effective August 11, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Raymond M. Bukaty
Date: August 11, 2008		Raymond M. Bukaty
Senior Vice President, Administration,
General Counsel and Secretary